Fees Summary	Dec. 30, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	7,172.60
Total Transaction Valuation	51,937,750.00
Total Offset Amount	0.00
Net Fee	$ 7,172.60